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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 18, 2002


                           The Hillman Companies, Inc.
                           ---------------------------
                 (Exact Name of Registrant Specified in Charter)


          Delaware                       1-13293                 23-2874736
-----------------------------        ----------------        -------------------
       (State or Other               (Commission File         (I.R.S. Employer
       Jurisdiction of                   Number)             Identification No.)
       Incorporation)


               10590 Hamilton Avenue
                  Cincinnati, Ohio                              45231
----------------------------------------------------         ----------
      (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (513) 851-4900
                                                           --------------


                                 SunSource Inc.
                              3000 One Logan Square
                             Philadelphia, PA 19103
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.         OTHER EVENTS

        Effective March 18, 2002, the name of the company was changed from SunSource Inc. to The Hillman Companies, Inc. The change in name was effected pursuant to Delaware law, and a certificate of amendment to the company's amended and restated certificate of incorporation was filed with the Delaware Secretary of State on March 18, 2002. SunSource Capital Trust's name was also changed to Hillman Group Capital Trust. The new ticker symbol for the company's trust preferred securities is HLM.Pr.

        A copy of the press release relating the name change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (c)     Exhibits.

         Exhibit Number              Description of Document
         --------------              -----------------------

             99.1                    Press Release dated March 18, 2002.


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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         By  /s/ Joseph M. Corvino
                                            ------------------------------------

                                            Joseph M. Corvino
                                            Senior Vice President and Chief
                                            Financial Officer


Dated: March 21, 2002


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                                  Exhibit Index


      Exhibit
      -------

        99.1              Press Release dated March 18, 2002.